                                                   LEASE AGREEMENT
                                               (Multi-Tenant Facility)

ARTICLE ONE: BASIC TERMS.
         This Article One contains  the Basic Terms of this Lease  between the Landlord and Tenant named below.  Other
Articles,  Sections  and  Paragraphs  of the Lease  referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.
         Section 1.01.  Date of Lease:
         Section 1.02.  Landlord (include legal entity):  Anderson-Tully Company, a Mississippi corporation,
                  Address of Landlord:  1242 North Second Street, Memphis, Tennessee  38107
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         Section 1.03.  Tenant:     Creative Computers, Inc., a California corporation
                  Address of Tenant: 2555 West 190th Street, Torrance, California  90504, Attention Simon Abuyones
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         Section 1.04.  Property:  The Property is part of Landlord's  multi-tenant  real property  development  known as Shelby I, 4715 East  Shelby  Drive,  Memphis,  Tennessee  38118 and  described  or  depicted  in  Exhibit  "A" (the
"Project").  The Project  includes the land,  the buildings and all other  improvements  located on the land,  and the common areas  described in Paragraph  4.05(a).  The Property is (include street  address,  approximate  square footage and  description):  approximately  155,000  square feet at Shelby I, 4715 East Shelby Drive,  Memphis,  Tennessee,  as
shown on Exhibit B.
         Section  1.05.  Lease Term:  36 months  beginning on May 1, 2002,  or such other date as is specified in this
Lease, and ending on April 30, 2005.
         Section  1.06.  Permitted  Uses  (See  Article  Five):  Office,  warehouse  and  distribution  of  computers, electronic components or  related equipment and other uses related to Tenant's business.
         Section 1.07. Tenant's Guarantor (if none, so state): None
         Section 1.08. Broker(s) (See Article fourteen) (if none, so state):
                  Landlord's Broker: Whitetail Real Estate Management, Inc.
                  Tenant's Broker:   None
         Section  1.09.  Commission  payable to  Landlord's  Broker (See Article  Fourteen):  Four  percent  (4.0%) to
Whitetail Real Estate Management, Inc.
         Section 1.10. Initial Security Deposit (See Section 3.03): None
         Section 1.11. Vehicle Parking Spaces Allocated to Tenant:  (See Section 4.05)  238
         Section 1.12. Rent and Other Charges Payable by Tenant:
         (a) BASE RENT: THIRTY-FOUR THOUSAND SIX HUNDRED SIXTEEN AND 66/100 DOLLARS ($34,616.66) per month
         (b) OTHER PERIODIC  PAYMENTS:  (i) Real Property Taxes (See Section 4.02); (ii) Utilities (See Section 4.03);
(iii)  Insurance  Premiums (See Section  4.04);  (iv) Tenant's  Pro-Rata  Share of Common Area  Expenses:  Forty-Eight
percent (48%) (See Section 4.05);  (v) Impounds for Insurance  Premiums and Property  Taxes ( if required  pursuant to
Section 4.08); (vi) Maintenance, Repairs and Alterations (See Article Six).
         Section 1.13.  Landlord's  Share of Profit on Assignment or Sublease:  (See Section 9.05) Fifty percent (50%)
of the profit (the "Landlord's Share").
         Section  1.14.  Riders:  The  following  Riders are attached to and made a part of this Lease:  (If none,  so state) Addendum to Lease Agreement
ARTICLE TWO. LEASE TERM.
         Section  2.01.  Lease of Property for Lease Term.  Landlord  leases the Property  from Landlord to Tenant and
Tenant  leases the  Property  from  Landlord  for the Lease Term.  The Lease Term is for the period  stated in Section
1.05 above and shall  begin and end on the dates  specified  in Section  1.05  above,  unless  terminated  or extended pursuant to the terms  hereof.  The  "Commencement  Date" shall be the date  specified  in Section  1.05 above for the
beginning of the Lease Term.        Section 2.02 Delay in Commencement.N/A
         Section 2.03 Early Occupancy.               N/A
         Section 2.04 Holding Over.  Tenant shall vacate the Property upon the  expiration or earlier  termination  of this Lease.  Tenant  shall  reimburse  Landlord  for and  indemnify  Landlord  against all  reasonable  damages  which
Landlord  incurs from  Tenant's  delay in vacating  the  Property.  If Tenant  does not vacate the  Property  upon the expiration or earlier  termination of the Lease and Landlord  thereafter accepts rent from Tenant,  Tenant's occupancy of the  Property  shall be a "month to month"  tenancy,  subject  to all of the terms of this  Lease  applicable  to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by fifty percent (50%).

ARTICLE THREE: BASE RENT.
         Section 3.01.  Time and Manner of Payment.  Upon execution of this Lease,  Tenant shall pay Landlord the Base
Rent in the amount  stated in Paragraph  1.12(a)  above for the first month of the Lease Term. On the first day of the second  month of the Lease Term and each month  thereafter,  Tenant  shall pay  Landlord  the Base Rent,  in  advance, without  offset,  deduction or prior  demand.  The Base Rent shall be payable at  Landlord's  address or at such other place as Landlord may designate in writing.
         Section 3.02      Cost of Living Increases. N/A
         Section 3.03.     Security Deposit; Increases.
         (a) Upon the  execution of this Lease,  Tenant shall  deposit with  Landlord a cash  Security  Deposit in the amount  set forth in  Section  1.10  above,  if any.  Landlord  may apply all or part of the  Security  Deposit to any unpaid rent or other  charges due from Tenant or to cure any other  defaults of Tenant.  If Landlord  uses any part of the  Security  Deposit,  Tenant  shall  restore the  Security  Deposit to its full  amount  within ten (10) days after
Landlord's  written  request.  Tenant's  failure to do so shall be a material  default  under this Lease.  No interest shall be paid on the Security  Deposit.  Landlord  shall not be required to keep the Security  Deposit  separate  from its other accounts and no trust relationship is created with respect to the Security Deposit.
         (b) Each time the Base Rent is increased,  Tenant shall deposit additional funds with Landlord  sufficient to increase  the  Security  Deposit to an amount  which  bears the same  relationship  to the  adjusted  Base Rent as the initial Security Deposit bore to the initial Base Rent.
         Section 3.03.  Termination;  Advance Payments.  Upon termination of this Lease under Article Seven (Damage or
Destruction),  Article Eight  (Condemnation) or any other  termination not resulting from Tenant's default,  and after
Tenant has vacated the Property in the manner  required by this Lease,  Landlord  shall refund or credit to Tenant (or
Tenant's  successor) the unused portion of the Security  Deposit,  any advance rent or other advance  payments made by
Tenant to Landlord,  and any amounts paid for real property  taxes and other  reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT.
         Section 4.01.  Additional Rent. All charges payable by Tenant,  pursuant to this Article Four other than Base
Rent are called  "Additional  Rent." Unless this Lease provides  otherwise,  Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent.  The term "rent" shall mean Base Rent and Additional Rent.
         Section 4.02. Property Taxes.
         (a) Real  Property  Taxes.  Tenant shall pay all real  property  taxes on the Property  (including  any fees, taxes or  assessments  against,  or as a result of, any tenant  improvements  installed  on the Property by or for the benefit of Tenant)  during the Lease Term.  Subject to Paragraph  4.02(c) and Section 4.08 below,  such payment  shall be made to the  applicable  taxing  authority  at least  ten (10) days  prior to the  delinquency  date of the  taxes.
Within such ten (10)-day  period,  Tenant shall  furnish  Landlord with  satisfactory  evidence that the real property taxes have been  paid.  Landlord  shall  reimburse  Tenant for any real  property  taxes paid by Tenant  covering  any period of time prior to or after the Lease Term (except  taxes paid under  Tenant's  prior Lease of the  Project).  If
Tenant fails to pay the real property taxes when due,  Landlord may pay the taxes and Tenant shall reimburse  Landlord for the amount of such tax payment as Additional Rent.
         (b)  Definition of "Real Property Tax." "Real  Property Tax" means:  (i) any fee,  license fee,  license tax, business license fee, commercial rental tax, levy charge,  assessment,  penalty or tax imposed by any taxing authority against the Property;  (ii) any tax or charge for fire protection,  streets,  sidewalks,  road maintenance,  refuse or other services  provided to the Property by any  governmental  agency;  (iii) any tax imposed upon this transaction or based upon a  re-assessment  of the  Property due to a change of  ownership,  as defined by  applicable  law, or other transfer  of all or part of  Landlord's  interest  in the  Property;  and (iv) any  charge  or fee  replacing  any tax previously  included  within the  definition of real  property tax.  "Real  property tax" does not,  however,  include
Landlord's  federal or state  income,  franchise,  inheritance,  estate  taxes or any tax on the  Landlord's  right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property.
         (c) Joint Assessment.  If the Property is not separately  assessed from the remainder of the Project,  or any portion thereof,  Landlord shall reasonably  determine Tenant's share of the real property tax payable by Tenant under
Paragraph  4.02(a) from the assessor's  worksheets or other reasonably  available  information.  Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.
         (d) Personal Property Taxes.
                  (i) Tenant shall pay all taxes charged against trade fixtures,  furnishings,  equipment or any other personal  property  belonging  to  Tenant.  Tenant  shall try to have  personal  property  taxed  separately  from the
Property.
                  (ii) If any of Tenant's personal property is taxed with the Property,  but only to the extent Tenant does not pay such taxes to the applicable taxing authority  pursuant to 4.02(a) above,  Tenant shall pay Landlord the taxes for the personal  property within fifteen (15) days after Tenant receives a written  statement from Landlord for such  personal  property  taxes with  copies of tax bills  setting  forth  amount of taxes  attributable  to  Tenant's personal property.
         Section 4.03.  Utilities.  Tenant shall pay,  directly to the appropriate  supplier,  the cost of all natural gas, heat, light,  power, sewer service,  telephone,  water, refuse disposal and other utilities and services supplied to the Property.  However,  if any services or utilities are jointly metered with other property,  Landlord shall make a reasonable  determination  of Tenant's  proportionate  share of the cost of such  utilities  and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.
         Section 4.04. Insurance Policies.
         (a)  Liability  Insurance.  During the Lease  Term,  Tenant  shall  maintain a policy of  commercial  general liability  insurance  (sometimes  known as broad form  comprehensive  general  liability  insurance)  insuring  Tenant against  liability for bodily injury,  property damage (including loss of use of property) and personal injury arising out of the  operation,  use or occupancy of the Property.  Tenant shall name  Landlord as an additional  insured under such policy.  The initial amount of such insurance  shall be ONE MILLION  DOLLARS  ($1,000,000.00)  per occurrence and shall be subject to periodic increase based upon inflation,  increased liability awards,  recommendation of Landlord's professional  insurance  advisers and other relevant factors.  The liability  insurance  obtained by Tenant under this
Paragraph 4.04(a) shall (i) be primary and  non-contributing;  (ii) contain  cross-liability  endorsements;  and (iii)
insure  Tenant's  performance  under  Section 5.05,  if the matters  giving rise to the  indemnity  under Section 5.05 result from the  negligence of Tenant.  The amount and coverage of such insurance  shall not limit Tenant's  liability nor  relieve  Tenant of any other  obligations  under  this  Lease.  Landlord  may also  obtain  comprehensive  public liability  insurance in an amount and with coverage  determined by Landlord,  in its  reasonable  discretion  insuring
Landlord  against  liability  arising out of  ownership,  operation,  use or  occupancy  of the  Property.  The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.
         (b)  Property  and Rental  Income  Insurance.  During the Lease Term,  Landlord  shall  maintain  policies of insurance  covering loss of or damage to the Property in the full amount of its replacement  value.  Such policy shall contain  an  inflation  Guard  Endorsement  and shall  provide  protection  against  all  perils  included  within the classification  of fire,  extended  coverage,  vandalism,  malicious  mischief,  special  extended  perils (all risk), sprinkler  leakage and any other perils which Landlord deems  reasonably  necessary.  Landlord shall have the right to obtain  flood and  earthquake  insurance  if  required  by any lender  holding a security  interest  in the  Property.
Landlord shall not obtain insurance for Tenant's  fixtures or equipment or building  improvements  installed by Tenant on the Property.  During the Lease Term,  Landlord  shall also maintain a rental income  insurance  policy,  with loss payable to  Landlord,  in an amount  equal to one (1)  year's  Base  Rent,  plus  estimated  real  property  taxes and insurance  premiums.  Tenant shall be liable for the payment of any  deductible  amount under  Landlord's  or Tenant's insurance  policies  maintained  pursuant to this Section  4.04, in an amount not to exceed  TWENTY  THOUSAND  DOLLARS
($20,000.00).  Tenant shall not do or permit anything to be done which invalidates any such insurance policies.
         (c)  Payment  of  Premiums.  Subject  to  Section  4.08,  Tenant  shall pay all  premiums  for the  insurance policies  described in Paragraphs  4.04(a) and (b) (whether  obtained by Landlord or Tenant)  within fifteen (15) days after Tenant's  receipt of a copy of the premium  statement or other evidence of the amount due, except Landlord shall pay all  premiums  for  non-primary  comprehensive  public  liability  insurance  which  Landlord  elects to obtain as provided in Paragraph  4.04(a).  If insurance  policies  maintained by Landlord  cover  improvements  on real property other than the  Property,  Landlord  shall  deliver to Tenant a statement  of the premium  applicable  to the Property showing in  reasonable  detail how Tenant's  share of the premium was computed.  If the Lease Term expires  before the expiration of an insurance policy  maintained by Landlord,  Tenant shall be liable for Tenant's  prorated share of the insurance  premiums.  Before  the  Commencement  Date,  Tenant  shall  deliver  to  Landlord  a copy of any  policy of insurance  which  Tenant is required to  maintain  under this  Section  4.04.  At least  thirty (30) days prior to the expiration  of any such  policy,  Tenant  shall  deliver to Landlord a renewal of such policy.  As an  alternative  to providing  a policy of  insurance,  Tenant  shall  have the right to  provide  Landlord a  certificate  of  insurance, executed by an authorized  officer of the insurance  company,  showing that the insurance  which Tenant is required to maintain  under this Section 4.04 is in full force and effect and  containing  such other  information  which Landlord reasonably requires.
         (d) General Insurance Provisions.
                  (i) Any  insurance  which Tenant is required to maintain  under this Lease shall include a provision which  requires the insurance  carrier to give  Landlord not less than thirty (30) days'  written  notice prior to any cancellation or modification of such coverage.
                  (ii) If Tenant fails to deliver a policy,  certificate  or renewal to Landlord  required  under this
Lease within the prescribed  time period or if any such policy is cancelled or modified  during the Lease Term without
Landlord's  consent,  Landlord may obtain such insurance,  in which case Tenant shall reimburse  Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.
                  (iii) Any  insurance  required to be provided by Tenant  under this  Section 4.04 may be provided by blanket or umbrella  coverage  covering  Tenant's  operations at the Property as well as at other locations;  provided that all  coverage  amounts  required  under this  Section  4.04 shall  remain  available at all times for coverage of claims  related to the Property or Tenant's  operation  thereon.  Tenant shall  maintain all insurance  required under this Lease  with  companies  holding a "General  Policy  Rating" of A-12 or better,  as set forth in the most  current issue of "Best Key Rating  Guide".  Landlord and Tenant  acknowledge  the insurance  markets are rapidly  changing and that  insurance in the form and amounts  described  in this  Section  4.04 may not be available in the future.  Tenant acknowledges  that the  insurance  described in this Section  4.04 is for the primary  benefit of Landlord.  If at any time  during the Lease  Term,  Tenant is unable to maintain  the  insurance  required  under the Lease,  Tenant  shall nevertheless  maintain  insurance  coverage which is customary and commercially  reasonable in the insurance  industry for Tenant's type of business,  as that coverage may change from time to time.  Landlord  makes no  representation  as to the adequacy of such  insurance to protect  Landlord's or Tenant's  interests.  Therefore,  Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.
                  (iv) Unless prohibited under any applicable insurance policies maintained,  Landlord and Tenant each hereby  waive any and all  rights of  recovery  against  the other,  or against  the  officers,  employees,  agents or representatives  of the other,  for loss of or damage to its property or the property of others under its control,  if such loss or damage is covered by any insurance  policy in force  (whether or not described in this Lease) at the time of such loss or damage.  Upon obtaining the required  policies of insurance,  Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.
         Section 4.05.  Common Areas: Use, Maintenance and Costs.
         (a) Common  Areas.  As used in this Lease,  "Common  Areas" shall mean all areas within the Project which are available  for the  common use of tenants of the  Project  and which are not leased or held for the  exclusive  use of
Tenant or other tenants,  including,  but not limited to, parking areas, driveways,  sidewalks,  loading areas, access roads,  corridors,  landscaping  and planted  areas.  Landlord,  from time to time but subject to compliance  with all applicable  zoning and land use regulations,  ordinances or requirements,  may change the size,  location,  nature and use of any of the Common Areas,  convert Common Areas into leasable areas,  construct  additional  parking  facilities
(including  parking  structures)  in the Common  Areas,  and increase or decrease  Common Area land and/or  facilities
Tenant  acknowledges  that such  activities  may result in an increase or decrease in Common Area Land or  facilities.
Tenant  acknowledges  that such  activities may result in  inconvenience  to Tenant.  Such activities are permitted if they do not materially  affect Tenant's use of the Property.  Common Areas shall also include the Property's  share of the Project's  share of landscape  maintenance  and street  sweeping  expenses for  Southpoint  Industrial  Park.  The
Project's  share of landscape  maintenance and street  sweeping  expenses for Southpoint  Industrial Park is currently approximately 6.09%.
         (b) Use of Common  Areas.  Tenant  shall have the  nonexclusive  right (in common with other  tenants and all others to whom  Landlord  has granted or may grant such  rights) to use the Common  Areas for the  purposes  intended, subject to such reasonable  rules and  regulations as Landlord may establish from time to time.  Tenant shall abide by such rules and  regulations  and shall use its best  effort to cause  others who use the  Common  Areas with  Tenant's express or implied  permission  to abide by  Landlord's  rules and  regulations.  At any time,  Landlord may close any
Common  Areas to perform  any acts in the Common  Areas as, in  Landlord's  judgment,  are  desirable  to improve  the
Project.  Tenant shall not interfere  with the rights of Landlord,  other tenants or any other person  entitled to use the Common Areas.
         (c) Specific  Provision re: Vehicle  Parking.  Tenant shall be entitled to use the number of vehicle  parking spaces in the Project  allocated to Tenant in Section 1.11 of the Lease without paying any additional  rent.  Tenant's parking  shall not be reserved,  shall be located  adjacent to the Property and shall be limited to vehicles no larger than  standard  size  automobiles  or pickup  utility  vehicles.  Tenant  shall not cause large  trucks or other large vehicles to be parked  within the Project or on the  adjacent  public  streets.  Temporary  parking of large  delivery vehicles in the Project may be permitted by the rules and  regulations  established  by  Landlord.  Vehicles  shall be parked  only in striped  parking  spaces and not in  driveways,  loading  areas or other  locations  not  specifically designated  for parking.  Handicapped  spaces  shall only be used by those  legally  permitted to use them.  If Tenant knowingly  permits use by its  employees  or  invitees of parking  spaces in excess of the number set forth in Section
1.11 of this Lease,  and such excess  parking  persists for more than ten (10) days after written  notice thereof from
Landlord,  such conduct  shall be a material  breach of this Lease.  In such event,  in addition to  Landlord's  other remedies under the Lease,  Tenant shall pay a daily charge determined by Landlord for each such additional  vehicle if
Landlord  can  reasonably  demonstrate  that  vehicles  being parked in the parking area of the Project on a recurring basis and belong to Tenant or to one of Tenant's employees or invitees.
         (d)  Maintenance  of Common  Areas.  Landlord  shall  maintain the Common Areas in good order,  condition and repair  (including  snow  removal) and shall  operate the Project,  in Landlord's  sole  discretion,  as a first-class industrial/commercial  real property  development.  Tenant shall pay Tenant's pro rata share (as determined  below) of all costs  incurred by Landlord for the operation and  maintenance  of the Common  Areas.  Common Area costs  include, but are not limited to, costs and expenses for the  following:  gardening and  landscaping;  snow removal;  utilities, water and sewage charges;  maintenance of signs (other than tenants' signs); premiums for liability,  property damage, fire and other types of casualty  insurance on the Common Areas and all Common Area  improvements;  all property taxes and  assessments  levied on or  attributable  to the  Common  Areas and all Common  Area  improvements;  all  personal property taxes levied on or  attributable  to personal  property used in connection  with the Common Areas;  rental or lease  payments paid by Landlord for rented or leased  personal  property used in the operation or  maintenance of the
Common  Areas;  fees for required  licenses and permits;  repairing,  resurfacing,  repaving,  maintaining,  painting, lighting,  cleaning,  refuse  removal,  security  and similar  items;  reasonable  reserves for roof  replacement  and exterior painting and other appropriate  reserves;  and a reasonable allowance to Landlord for Landlord's  supervision of the  Common  Areas  which  shall be fixed for the term of this lease at six cents  ($.06) per square  foot per year payable in the same manner as other items composing  Additional  Rent.  Landlord may cause any or all of such services to be  provided  by third  parties and the cost of such  services  shall be  included  in Common Area Costs;  provided however,  that if any such services are provided by affiliates or subsidiaries of Landlord,  the cost of such services to be included in Common Area  maintenance  costs shall be limited to the cost for obtaining such services if rendered by unaffiliated  third parties on a competitive  basis (based upon a standard of similar buildings in the general area of the  Property.)  Common Area costs shall not include  depreciation  of real property which forms part of the Common
Areas,  marketing  or leasing  commission  costs,  attorneys'  fees or other  expenses  incurred  in  connection  with
negotiations or disputes with present or prospective tenants (except Tenant) of the Project.     (e)  Tenant's   Share
and Payment.  Tenant shall pay Tenant's  annual pro rata share of all Common Area costs  (prorated for any  fractional month) as set forth in this  Section  4.05(e) . Tenant's  pro rata share has been  calculated  by dividing  the square foot area of the  Property,  as set forth in  Section  1.04 of the Lease,  by the  aggregate  square  foot area of the
Project  which is  leased or held for lease by  tenants.  Tenant's  pro rata  share is set out in  Paragraph  1.12(b).
Landlord  represents and warrants to Tenant that Tenant's  Prorata Share as set forth in Section 1.12(b) above is true and  correct  and has been  calculated  in  accordance  with IRAM  standards  in effect as of the date of this  Lease.
Landlord  shall  estimate  in advance and charge to Tenant as Common Area  costs,  all real  property  taxes for which
Tenant is liable under  Section 4.02 of the Lease,  all  insurance  premiums for which Tenant is liable under  Section
4.04 of the Lease,  all maintenance  and repair costs for which Tenant is liable under Section 6.04 of the Lease,  and all other Common Area costs  payable by Tenant  hereunder.  Such  statements  of estimated  Common Area costs shall be delivered  monthly,  and Tenant  shall pay such  installments  of  estimated  Common  Area  costs on a monthly  basis.
Landlord may adjust such  estimates of estimated  Common Area costs based upon  Landlord's  experience  and reasonable anticipation  of costs not more often than twice per year.  Such  adjustments  shall be  effective as of the next rent payment date after notice to Tenant.  Within  sixty (60) days after the end of each  calendar  year of the Lease Term,
Landlord shall deliver to Tenant a statement  prepared in accordance  with generally  accepted  accounting  principles setting  forth,  in  reasonable  detail,  the Common  Area costs paid or incurred  by  Landlord  during the  preceding calendar  year and  Tenant's pro rata share.  Upon receipt of such  statement,  there shall be an  adjustment  between
Landlord and Tenant,  with payment to or credit given by Landlord (as the case may be) so that Landlord  shall receive the entire amount of Tenant's  share of such costs and expenses for such period.  Any further  payment due to Landlord shall be due and payable with  tenant's  next monthly  payment of Base Rent. In the event that Tenant is entitled to a credit, such credit may be offset against Tenant's next monthly rental payment.
         Section 4.06. Late Charges.  Tenant's failure to pay rent promptly may cause Landlord to incur  unanticipated costs.  The exact amount of such costs are  impractical or extremely  difficult to ascertain.  Such costs may include, but are not limited to,  processing  and  accounting  charges and late charges which may be imposed on Landlord by any ground  lease,  mortgage or trust deed  encumbering  the  Property.  Therefore,  if Landlord does not receive any rent payment  within  ten (10) days  after it becomes  due,  Tenant  shall pay to  Landlord  a late  charge  equal to three percent  (3.0%) of the overdue  amount.  The  parties  agree that such late charge  represents  a fair and  reasonable estimate of the costs Landlord will incur by reason of such late payment.
         Section  4.07.  Interest on Past Due  Obligations.  Any amount  owed by Tenant to Landlord  which is not paid within ten (10) days after its due date shall bear  interest at the rate of fifteen  percent  (15%) per annum from the due date of such  amount.  However,  interest  shall not be  payable on late  charges to be paid by Tenant  under this
Lease.  The payment of interest on such amounts  shall not excuse or cure any default by Tenant  under this Lease.  If the  interest  rate  specified in this Lease is higher than the rate  permitted  by law,  the interest  rate is hereby decreased to the maximum legal interest rate permitted by law.
         Section 4.08.  Impounds for Insurance  Premiums and Real  Property  Taxes.  If requested by any ground lessor or lender to whom Landlord has granted a security  interest in the  Property,  or if Tenant is more than ten (10) days late in the payment of rent more than once in any  consecutive  twelve (12) month period,  Tenant shall pay Landlord a sum equal to one-twelfth  (1/12) of the annual real property taxes and insurance  premiums  payable directly by Tenant under this Lease,  together  with each  payment of Base Rent.  Landlord  shall hold such  payments  in a  non-interest bearing  impound  account and shall apply such amounts to payment of such property  taxes or insurance  premiums prior to the due date  thereof.  If unknown,  Landlord  shall  reasonably  estimate  the amount of real  property  taxes and insurance  premiums when due.  Tenant shall pay any deficiency of funds in the impound  account to any obligation then due under this Lease.

ARTICLE FIVE: USE OF PROPERTY.
         Section  5.01.  Permitted  Uses.  Tenant  may use the  Property  only for the  Permitted  Uses  set  forth in
Section 1.06 above.
         Section  5.02.  Manner of Use.  Tenant  shall not cause or permit  the  Property  to be used in any way which constitutes a violation of any law,  ordinance,  or governmental  regulation or order, which annoys or interferes with the rights of other  tenants of the Project,  or which  constitutes  a nuisance or waste.  Tenant shall obtain and pay for all permits,  including a  Certificate  of  Occupancy,  required for Tenant's  occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes,  ordinances,  rules,  regulations,  orders and  requirements  regulating  the use by Tenant of the Property,  including the  Occupational  Safety and Health Act.
Landlord  represents  and  warrants  to Tenant  that the  Property,  as of the date on which  Tenant  first  commenced occupancy  of the  Property  under  the  prior  lease,  complied  with all  applicable  statutes,  ordinances,  rules, regulations,  orders and requirements  applicable  thereto.  Tenant accepts the property in its current  condition and acknowledges  that Landlord shall have no liability for ensuring  compliance with the Americans with  Disabilities Act
("ADA") for the interior of the Property or any of Tenant's  improvements.  Landlord  shall  maintain all exterior and common elements in compliance with ADA.
         Section  5.03.  Hazardous  Materials.  As used  in this  Lease,  the  term  "Hazardous  Material"  means  any flammable  items,  explosives,  radioactive  materials,  hazardous or toxic  substances,  material or waste or related materials,  included in the definition of "hazardous substances",  "hazardous wastes", "hazardous materials" or "toxic substances"  now or  subsequently  regulated  under  any  applicable  federal,  state  or local  laws or  regulations, including,  without limitation  petroleum-based products,  paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides,  ammonia compounds and other chemical products,  asbestos,  PCBs and similar compounds,  and including any different  products and materials  which are  subsequently  found to have adverse  effects on the  environment  or the health and safety of persons.  Tenant  shall not cause or permit any  Hazardous  Material to be  generated,  produced, brought  upon,  used,  stored,  treated or disposed  of in or about the  Property  by Tenant,  its agents,  employees, contractors,  sublessees  other than in the ordinary  course of Tenant's  business and in strict  compliance  with all applicable  Hazardous  Materials rules,  regulations and laws without the prior written consent of Landlord.  Landlord shall be  entitled to take into  account  such other  factors or facts as  Landlord  may  reasonably  determine  to be relevant in determining  whether to grant or withhold consent to Tenant's  proposed activity with respect to Hazardous
Material.  In no event,  however,  shall  Landlord be required  to consent to the  installation  or use of any storage tanks on the Property.
         Section  5.04.  Signs and  Auctions.  Tenant  shall not place any signs on the  Property  without  Landlord's prior  written  consent.  Tenant shall obtain all  necessary  permits and  governmental  approval for operation of any retail sales or auctions on the Property.
         Section 5.05.  Indemnity.  Tenant shall indemnify  Landlord  against and hold Landlord  harmless from any and all costs,  claims or liability  arising from: (a) Tenant's use of the Property;  (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property,  including any  contamination of the
Property or any other  property  resulting  from the  presence or use of  Hazardous  Material  caused or  permitted by
Tenant;  (c) any  breach  or  default  in the  performance  of  Tenant's  obligations  under  this  Lease;  or (d) any misrepresentation  or breach of warranty by Tenant under this Lease;  (e) other negligent acts or omissions of Tenant.
Tenant shall defend Landlord  against any such cost,  claim or liability at Tenant's  expense with counsel  reasonably acceptable to Landlord or, at Landlord's  election,  Tenant shall reimburse  Landlord for any reasonable legal fees or costs incurred by Landlord in connection  with any such claim.  As a material part of the  consideration  to Landlord,
Tenant  assumes all risk of damage to property or injury to persons in or about the  Property  arising from any cause, other than  Landlord's  gross  negligence  or  intentional  misconduct  and Tenant hereby waives all claims in respect thereof against Landlord,  except for any claim arising out of Landlord's gross negligence or willful  misconduct.  As used in this Section,  the term "Tenant"  shall include  Tenant's  employees,  agents,  contractors  and invitees,  if applicable.
         Section 5.06.  Landlord's  Access.  Landlord or its agents may enter the Property at all reasonable  times to show the Property to potential  buyers,  investors or tenants or other parties;  to do any other act or to inspect and conduct tests in order to monitor Tenant's  compliance with all applicable  environmental  laws and all laws governing the presence and use of Hazardous  Material;  or for any other purpose Landlord deems  necessary.  Landlord shall give
Tenant not less than 24 hours  prior  notice of such entry,  except in the case of an  emergency.  Landlord  may place customary "For Sale" or "For Lease" signs on the Property.
         Section  5.07.  Quiet  Possession.  If Tenant pays the rent and complies  with all other terms of this Lease,
Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX:      CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS
         Section 6.01.  Existing  Conditions.  Tenant accepts the Property in its condition as of the execution of the
Lease,  subject to all  recorded  matters,  laws,  ordinances,  and  governmental  regulations  and orders.  Except as provided herein,  Tenant  acknowledges that neither Landlord nor any agent of Landlord has made any  representation as to the  condition of the Property or the  suitability  of the Property for Tenant's  intended use.  Tenant  represents and warrants  that Tenant has made its own  inspection  of and inquiry  regarding the condition of the Property and is not relying on any  representations  of Landlord or any Broker with respect thereto.  If Landlord or Landlord's Broker has provided a Property  Information Sheet or other Disclosure  Statement  regarding the Property,  a copy is attached as an exhibit to the Lease.
         Section 6.02.  Exemption of Landlord from  Liability.  Landlord  shall not be liable for any damage or injury to the person,  business (or any loss of income  therefrom),  goods,  wares,  merchandise or other property of Tenant,
Tenant's employees,  invitees,  customers or any other person in or about the Property,  whether such damage or injury is  caused by or  results  from:  (a)  fire,  steam,  electricity,  water,  gas or rain;  (b) the  breakage,  leakage, obstruction  or other  defects of pipes,  sprinklers,  wires,  appliances,  plumbing,  air  conditioning  or  lighting fixtures or any other cause;  (c)  conditions  arising in or about the Property or upon other portions of the Project, or from other  sources or places;  or (d) any act or omission of any other tenant of the Project.  Landlord  shall not be liable for any such damage or injury even though the cause of or the means of  repairing  such damage or injury are not  accessible to Tenant.  The  provisions of this Section 6.02 shall not,  however,  exempt  Landlord from liability for Landlord's gross negligence or willful misconduct.
         Section 6.03. Landlord's Obligations.
         (a) Except as provided in Article Seven (Damage or Destruction)  and Article Eight  (Condemnation),  Landlord
shall keep the  following  in good  order,  condition  and repair:  the  foundations,  exterior  walls and roof of the
Property  (including  painting  the exterior  surface of the  exterior  walls of the Property not more than once every five (5) years, if necessary,  and all components of electrical,  mechanical,  plumbing,  heating and air conditioning systems and  facilities  located in the  Property  which are  concealed  or used in common by tenants of the  Project.
However,  Landlord shall not be obligated to maintain or repair windows,  doors,  plate glass or the interior surfaces of exterior  walls.  Landlord  shall make repairs  under this Section 6.03 within a reasonable  time after  receipt of written notice from Tenant of the need for such repairs.
         (b) Tenant shall pay or reimburse  Landlord for all costs Landlord  incurs under  Paragraph  6.03(a) above as
Common Area costs as provided  for in Section  4.05 of the Lease.  Tenant  waives the benefit of any statute in effect now or in the future which might give Tenant the right to make  repairs at  Landlord's  expense or to  terminate  this
Lease due to Landlord's failure to keep the Property in good order, condition and repair.
         Section 6.04. Tenant's Obligations.
         (a) Except as provided in Section  6.03(a)  above,  Article  Seven  (Damage  Destruction)  and Article  Eight
(Condemnation),  Tenant shall keep all portions of the Property (including , nonstructural,  interior,  exterior,  and landscaped  areas,  portions,  systems  and  equipment)  in good  order,  condition  and  repair  (including  interior repainting  and  refinishing,  as needed).  If any portion of the  Property or any system or equipment in the Property which  Tenant is  obligated  to repair  cannot be fully  repaired or  restored,  Tenant  shall  promptly  replace such portion of the  Property or system or equipment or  equipment  in the  Property,  and provided  however if the benefit or useful  life of such  replacement  extends  beyond the Lease Term (as such term may be  extended by exercise of any options),  the useful life of such  replacement  shall be prorated  over the  remaining  portion of the Lease Term (as extended),  and Tenant  shall be liable only for that  portion of the cost which is  applicable  to the Lease Term (as extended).  Tenant  shall  maintain a  preventive  maintenance  contract  providing  for the  regular  inspection  and maintenance of the heating and air  conditioning  system by a licensed  heating and air  conditioning  contractor.  If any part of the  Property  is  damaged  by any act or  omission  of  Tenant,  Tenant  shall pay  Landlord  the cost of repairing or replacing such damaged  property,  whether or not Landlord  would  otherwise be obligated to pay the cost of  maintaining  or  repairing  such  property.  It is the  intention  of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an  attractive,  first-class  and fully operative condition.
         (b)      Tenant  shall  fulfill  all of Tenant's  obligations  under this  Section  6.04,  at  Tenant's  sole expense.  If Tenant fails to  maintain,  repair or replace the  Property as required by this  Section  6.04,  Landlord may,  upon ten (10)  days'  prior  notice  to  Tenant  (except  that no  notice  shall be  required  in the case of an emergency),  enter the Property and perform such maintenance or repair  (including  replacement,  as needed) on behalf of Tenant.  In such case,  Tenant  shall  reimburse  Landlord for all costs  reasonably  incurred in  performing  such maintenance or repair immediately upon demand.
         Section 6.05.  Alterations, Additions, and Improvements.
         (a)      Tenant  shall  not  make  any  alterations,  additions,  or  improvements  to the  Property  without
Landlord's  prior written  consent,  except for  non-structural  alterations  which do not exceed Ten Thousand Dollars
($10,000.00)  in cost  cumulatively  over the Lease Term and which are not visible from the outside of any building of which the Property is part.  Landlord may require Tenant to provide  demolition  and/or lien and  completion  bonds in form and amount  satisfactory to Landlord.  Tenant shall promptly remove any alterations,  additions,  or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request.  All alterations,  additions,  and improvements  shall be done in a good and workmanlike  manner, in conformity with all applicable laws and regulations, and by a contractor  approved by Landlord.  Upon completion of any such work,  Tenant shall provide  Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.
         (b)      Tenant  shall pay when due all claims  for labor and  material  furnished  to the  Property.  Tenant shall give Landlord at least twenty (20) days' prior written notice of the  commencement  of any work on the Property, regardless of whether  Landlord's  consent to such work is required.  Landlord may elect to record and post notices of non-responsibility on the Property.
         Section 6.06.  Condition upon  Termination.  Upon the  termination of the Lease,  Tenant shall  surrender the
Property to  Landlord,  broom clean and in the same  condition  as received  except for  ordinary  wear and tear which
Tenant was not  otherwise  obligated  to remedy  under any  provision  of this  Lease.  However,  Tenant  shall not be obligated to repair any damage which  Landlord is required to repair under Article Seven (Damage or  Destruction).  In addition,  Landlord may require Tenant to remove any alterations,  additions or improvements (whether or not made with
Landlord's  consent) prior to the expiration of the Lease and to restore the Property to its prior  condition,  all at
Tenant's  expense.  All  alterations,  additions and  improvements  which  Landlord has not required  Tenant to remove shall become  Landlord's  property and shall be surrendered to Landlord upon the expiration or earlier  termination of the Lease,  except that Tenant may remove any of Tenant's  furniture,  fixtures,  machinery or equipment  which can be removed  without  material  damage to the  Property.  Tenant  shall  repair,  at Tenant's  expense,  any damage to the
Property caused by the removal of any such machinery or equipment.  In no event,  however,  shall Tenant remove any of the following  materials or equipment (which shall be deemed  Landlord's  property)  without  Landlord's prior written consent;  any power wiring or power panels;  lighting or lighting fixtures;  wall coverings;  drapes,  blinds or other window  coverings;  carpets  or  other  floor  coverings;  heaters,  air  conditioners  or any  other  heating  or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.
ARTICLE SEVEN:  DAMAGE OR DESTRUCTION
         Section 7.01.  Partial Damage to Property.
         (a)      Tenant shall notify  Landlord in writing  immediately  upon the occurrence of any material damage to the  Property.  If the Property is only  partially  damaged  (i.e.,  less than fifty  percent (50%) of the Property is untenantable  as a result of such  damage or less than fifty  percent  (50%) of  Tenant's  operations  are  materially impaired)  and if the proceeds  received by Landlord from the insurance  policies  described in Paragraph  4.04(b) are sufficient to pay for the necessary  repairs,  this Lease shall remain in effect and Landlord  shall repair the damage as soon as reasonably  possible.  Landlord may elect (but is not required) to repair any damage to Tenant's  fixtures, equipment, or improvements.
         (b)      If the insurance  proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the  insurance  policies  which  Landlord  maintains  under  Paragraph
4.04(b),  Landlord may elect either to (i) repair the damage as soon as reasonably possible,  in which case this Lease shall  remain in full force and effect,  or (ii)  terminate  this Lease as of the date the damage  occurred.  Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage  whether  Landlord elects to repair the damage or  terminate  the Lease.  If Landlord  elects to  terminate  the Lease,  Tenant may elect to continue  this Lease in full force and effect,  in which case Tenant  shall  repair any damage to the  Property and any  building  in which  the  Property  is  located.  Tenant  shall  pay the cost of such  repairs,  except  that upon satisfactory  completion  of such  repairs,  Landlord  shall  deliver to Tenant any  insurance  proceeds  received  by
Landlord for the damage  repaired by Tenant.  Tenant shall give Landlord  written  notice of such election  within ten
(10) days after receiving Landlord's termination notice.
         (c)      If the  damage to the  Property  occurs  during  the last six (6)  months of the Lease Term and such damage will  require  more than  thirty (30) days to repair,  either  Landlord or Tenant may elect to  terminate  this
Lease as of the date the  damage  occurred,  regardless  of the  sufficiency  of any  insurance  proceeds.  The  party electing to terminate  this Lease shall give written  notification  to the other party of such election  within thirty
(30) days after Tenant's notice to Landlord of the occurrence of the damage.
         Section 7.02.  Substantial or Total  Destruction.  If the Property is substantially  or totally  destroyed by any cause  whatsoever  (i.e., the damage to the Property is greater than partial damage as described in Section 7.01), and regardless of whether  Landlord  receives any insurance  proceeds,  this Lease shall  terminate as of the date the destruction  occurred.  Notwithstanding the preceding  sentence,  if the Property can be rebuilt within six (6) months after the date of  destruction,  Landlord may elect to rebuild the Property at Landlord's  own expense,  in which case this Lease shall remain in full force and effect.  Landlord  shall notify Tenant of such  election  within thirty (30)
days after  Tenant's  notice of the occurrence of total or substantial  destruction.  If Landlord so elects,  Landlord shall  rebuild the  Property at  Landlord's  sole  expense,  except  that if the  destruction  was caused by an act or omission of Tenant,  Tenant shall pay Landlord the difference  between the actual cost of rebuilding and any insurance proceeds received by Landlord.
         Section  7.03.  Temporary  Reduction  of  Rent.  If the  Property  is  partially,  substantially  or  totally destroyed  or damaged and  Landlord or Tenant  repairs or restores the  Property  pursuant to the  provisions  of this
Article  Seven,  any rent  payable  during the  period of such  damage,  repair  and/or  restoration  shall be reduced according to the degree,  if any, to which  Tenant's use of the Property is impaired.  However,  the  reduction  shall not exceed the sum of one year's payment of Base Rent,  insurance  premiums and real property  taxes.  Except for such possible  reduction in Base Rent,  insurance  premiums and real  property  taxes,  Tenant shall not be entitled to any compensation,  reduction,  or  reimbursement  from  Landlord  as a  result  of any  damage,  destruction,  repair,  or restoration of or to the Property.
         Section 7.04.  Waiver.  Tenant waives the protection of any statute,  code or judicial  decision which grants a tenant  the  right to  terminate  a lease  in the  event of the  substantial  or  total  destruction  of the  leased property.  Tenant  agrees  that the  provisions  of Section  7.02 above  shall  govern the rights and  obligations  of
Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT:  CONDEMNATION
         If all or any portion of the  Property  is taken  under the power of eminent  domain or sold under the threat of that power (all of which are called  "Condemnation"),  this Lease shall  terminate  as to the part taken or sold on the date the condemning  authority  takes title or  possession,  whichever  occurs first.  If more than twenty percent
(20%) of the floor area of the  Property ,or such other  portion of the parking or loading  areas or  accessways  that directly  service  Tenant's  operations so as to materially  impair Tenant's use of the Premises for its intended use, is taken,  either  Landlord or Tenant may terminate this Lease as of the date the condemning  authority takes title or possession,  by delivering  written  notice to the other within ten (10) days after receipt of written  notice of such taking  (or in the  absence  of such  notice,  within  ten (10) days after the  condemning  authority  takes  title or possession).  If neither  Landlord  nor Tenant  terminates  this Lease,  this Lease  shall  remain in effect as to the portion of the Property not taken,  except that the Base Rent and  Additional  Rent shall be reduced in  proportion to the  reduction in the floor area of the Property or  impairment  of Tenant's use thereof.  Any  Condemnation  award or payment shall be  distributed  in the following  order:  (a) first,  to any ground  lessor,  mortgagee or  beneficiary under a deed of trust  encumbering the Property,  the amount of its interest in the Property;  (b) second,  to Tenant, only the amount of any award  specifically  designated  for loss of or damage to Tenant's  trade fixtures or removable personal property;  and (c) third, to Landlord,  the remainder of such award, whether as compensation for reduction in the value of the  leasehold,  the taking of the fee, or otherwise.  If this Lease is not  terminated,  Landlord  shall repair any damage to the Property  caused by the  Condemnation,  except that Landlord shall not be obligated to repair any damage for which Tenant has been  reimbursed by the condemning  authority.  If the severance  damages  received by
Landlord are not sufficient to pay for such repair,  Landlord  shall have the right to either  terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE:  ASSIGNMENT AND SUBLETTING
         Section  9.01.  Landlord's  Consent  Required.  No portion of the  Property or of  Tenant's  interest in this
Lease may be  acquired by any other  person or entity,  whether by sale,  assignment,  mortgage,  sublease,  transfer, operation of law, or act of Tenant,  without  Landlord's  prior  written  consent,  except as provided in Section 9.02 below.  Landlord  has the right to grant or withhold  its consent as provided  in Section  9.05 below.  Any  attempted transfer  without  consent  shall be void and shall  constitute  a  non-curable  breach of this Lease.  If Tenant is a partnership,  any cumulative  transfer of more than twenty percent (20%) of the  partnership  interests  shall require
Landlord's  consent.  Subject to Section  9.02  below,  Tenant is a  corporation,  any  change in the  ownership  of a controlling interest of the voting stock of the corporation shall require Landlord's consent.
         Section 9.02. Tenant  Affiliate.  Tenant may assign this Lease or sublease the Property,  without  Landlord's consent,  to any  corporation  which  controls,  is  controlled by or is under common  control with Tenant,  or to any corporation  resulting  from the merger of or  consolidation  with Tenant  ("Tenant's  Affiliate").  In such case, any
Tenant's Affiliate shall assume writing all of Tenant's obligations under this Lease.
         Section  9.03.  No Release of Tenant.  No transfer  permitted by this Article  Nine,  whether with or without
Landlord's  consent,  shall release  Tenant or change  Tenant's  primary  liability to pay the rent and to perform all other  obligations  of Tenant under this Lease.  Landlord's  acceptance  of rent from any other person is not a waiver of any  provision  of this  Article  Nine.  Consent to one transfer is not a consent to any  subsequent  transfer.  If
Tenant's  transferee  defaults  under this Lease,  Landlord  may proceed  directly  against  Tenant  without  pursuing remedies  against the transferee.  Landlord may consent to subsequent  assignments or  modifications  of this Lease by
Tenant's  transferee,  without  notifying  Tenant or  obtaining  its consent.  Such action shall not relieve  Tenant's liability under this Lease provided  however,  that if any amendment or modification of the Lease entered into without
Tenant's consent  increases the obligations or liabilities of Tenant hereunder,  such amendment or modification  shall not be enforceable against Tenant.
         Section 9.04.  Offer to  Terminate.  If Tenant  desires to assign the Lease or sublease the Property,  Tenant shall have the right to offer,  in writing,  to terminate the Lease as of a date  specified in the offer.  If Landlord elects in  writing to accept the offer to  terminate  within  twenty  (20) days after  notice of the offer,  the Lease shall  terminate as of the date specified and all the terms and provisions of the Lease  governing  termination  shall apply.  If  Landlord  does not so elect,  the Lease  shall  continue  in effect  until  otherwise  terminated  and the provisions of Section 9.05 with respect to any proposed transfer shall continue to apply.
         Section 9.05.  Landlord's Consent.
         (a)  Tenant's  request for consent to any  transfer  described in Section 9.01 shall set forth in writing the details  of the  proposed  transfer,  including  the  name,  business  and  financial  condition  of  the  prospective transferee,  financial  details of the proposed  transfer (e.g., the term of and the rent and security deposit payable under any proposed  assignment  or sublease.  Upon  Landlord's  request,  Tenant shall  provide any other  information
Landlord deems reasonably  relevant.  Landlord shall have the right to withhold  consent,  if reasonable,  or to grant consent,  based on the  following  factors:  (i) the business of the proposed  assignee or subtenant  and the proposed use of the  Property:  (ii) the net worth and  financial  reputation  of the  proposed  assignee or  subtenant:  (iii)
Tenant's  compliance  with all of its  obligations  under the Lease:  and (iv) such  other  factors  as  Landlord  may reasonably  deem  relevant.  If  landlord  objects to a proposed  assignment  solely  because of the net worth  and/or financial  reputation of the proposed assignee,  Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

         (b) If Tenant assigns or subleases, the following shall apply:
                  (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's  Share (stated in
Section  1.13) of the Profit  (defined  below) on such  transaction  as and when received by Tenant,  unless  Landlord gives written  notice to Tenant and the assignee or subtenant that  Landlord's  Share shall be paid by the assignee or subtenant to Landlord  directly.  The "Profit"  means (A) all amounts paid to Tenant for such  assignment or sublease, including  "key" money,  monthly rent in excess of the monthly  rent payable  under the Lease,  and all fees and other consideration  paid for the assignment or sublease,  including fees under any  collateral  agreements,  less (B) costs and expenses  directly  incurred by Tenant in  connection  with the execution and  performance  of such  assignment or sublease,  including real estate  broker's  commissions and legal fees , costs of renovation or construction of tenant improvements  required under such assignment or sublease.  Tenant is entitled to recover such cost and expenses before
Tenant is obligated  to pay the  Landlord's  Share to Landlord.  The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.
                  (ii) Tenant shall provide  Landlord a written  statement  certifying all amounts to be paid from any assignment or sublease of the Property  within thirty (30) days after the  transaction  documentation  is signed,  and
Landlord may inspect Tenant's books and records to verify the accuracy of such statement.  On written request,  Tenant shall promptly  furnish to Landlord  copies of all the transaction  documentation,  all of which shall be certified by
Tenant to be complete,  true and correct.  Landlord's  receipt of Landlord's Share shall not be consent to any further assignment or subletting.  The breach of Tenant's  obligation under this Paragraph 9.05(b) shall be a material default of the Lease.
         Section 9.06. No Merger.  No merger shall result from  Tenant's  sublease of the Property  under this Article
Nine,  Tenant's  surrender  of this Lease or the  termination  of this Lease in any other  manner.  In any such event,
Landlord may terminate any or all  subtenancies  or succeed to the interest of Tenant as sublandlord  under any or all subtenancies.

ARTICLE TEN: DEFAULTS; REMEDIES
         Section 10.01.  Covenants and Conditions.  Tenant's  performance of each of Tenant's  obligations  under this
Lease is a condition as well as a covenant.  Tenant's  right to continue in possession of the Property is  conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.
         Section 10.02. Defaults. Tenant shall be in material default under this Lease:
         (a) If Tenant abandons the Property or if Tenant's  vacation of the Property  results in the  cancellation of any insurance described in Section 4.04;
         (b) If Tenant fails to pay rent or any other charge within ten (10) days after such payment is due;
         (c) If Tenant  fails to perform any of  Tenant's  non-monetary  obligations  under this Lease for a period of thirty (30) days after  written  notice from  Landlord;  provided  that if more than thirty (30) days are  required to complete such  performance,  Tenant shall not be in default if Tenant  commences  such  performance  within the thirty
(30)-day  period and thereafter  diligently  pursues its completion.  However,  Landlord shall not be required to give such notice if Tenant's  failure to perform  constitutes a non-curable  breach of this Lease.  The notice  required by this  Paragraph  is  intended  to satisfy any and all notice  requirements  imposed by law on  Landlord  and is not in addition to any such requirement.
         (d)(i) If Tenant makes a general  assignment or general  arrangement for the benefit of creditors;  (ii) if a petition for  adjudication of bankruptcy or for  reorganization  or rearrangement is filed by or against Tenant and is not  dismissed  within  thirty  (30)  days;  (iii) if a  trustee  or  receiver  is  appointed  to take  possession  of substantially  all of Tenant's assets located at the Property or of Tenant's  interest in this Lease and possession is not  restored to Tenant  within  thirty (30) days;  or (iv) if  substantially  all of Tenant's  assets  located at the
Property or of Tenant's  interest in this Lease is subjected to attachment,  execution or other judicial seizure which is not  discharged  within  thirty (30) days.  If a court of competent  jurisdiction  determines  that any of the acts described in this  subparagraph  (d) is not a default under this Lease,  and a trustee is appointed to take possession
(or if Tenant  remains a debtor in  possession)  and such trustee of Tenant  transfers  Tenant's  interest  hereunder, then Landlord shall receive,  as Additional Rent, the excess,  if any, of the rent (or any other  consideration)  paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.
         (e) If any  guarantor  of the Lease  revokes or  otherwise  terminates,  or purports  to revoke or  otherwise terminate,  any guaranty of all or any portion of Tenant's  obligations  under the Lease.  Unless otherwise  expressly provided, no guaranty of the Lease is revocable.
         Section  10.03.  Remedies.  On the  occurrence of any material  default by Tenant,  Landlord may, at any time thereafter,  with or without  notice or demand and without  limiting  Landlord in the  exercise of any right or remedy which Landlord may have:
         (a) Terminate  Tenant's  right to  possession  of the Property by any lawful means,  in which case this Lease shall  terminate  and Tenant shall  immediately  surrender  possession  of the  Property to  Landlord.  In such event,
Landlord  shall be entitled to recover  from  Tenant all damages  incurred by Landlord by reason of Tenant's  default, including  (i) the worth at the time of the award of the unpaid Base Rent,  Additional  Rent and other  charges  which
Landlord  had  earned at the time of the  termination;  (ii) the worth at the time of the award of the amount by which the unpaid Base Rent,  Additional Rent and other charges which Landlord would have earned after  termination until the time of the  award  exceeds  the  amount of such  rental  loss that  Tenant  proves  Landlord  could  have  reasonably avoided;(iii)  the worth at the time of the award of the  amount by which the  unpaid  Base  Rent,  and other  charges which  Tenant  would have paid for the  balance of the Lease Term after the time of award  exceeds  the amount of such rental loss that Tenant  proves  Landlord  could have  reasonably  avoided;  and (iv) any other  amount  necessary  to compensate  Landlord for all the detriment  proximately  caused by Tenant's  failure to perform its obligations  under the Lease or which in the ordinary course of things would be likely to result  therefrom,  including,  but not limited to, any costs or expenses  Landlord  incurs in maintaining or preserving the Property after such default,  the cost of recovering  possession of the Property,  expenses of reletting,  including  necessary  renovation or alteration of the
Property,  Landlord's reasonable attorneys' fee incurred in connection therewith,  and any real estate commission paid or  payable.  As used in  subparts  (i) and (ii)  above,  the "worth at the time of the award" is computed by allowing interest on unpaid  amounts at the rate of fifteen  percent (15%) per annum,  or such lesser amount as may then be the maximum  lawful rate. As used in subpart (iii) above,  the "worth at the time of the award" is computed by discounting such amount at the  discount  rate of the Federal  Reserve Bank of San  Francisco  at the time of the award,  plus one percent (1%). If Tenant has abandoned the Property,  Landlord shall have the option of (i) retaking  possession of the
Property and  recovering  from Tenant the amount  specified  in this  Paragraph  10.03(a),  or (ii)  proceeding  under
Paragraph 10.03(b);
         (b) Maintain  Tenant's right to possession,  in which case this Lease shall continue in effect whether or not
Tenant has abandoned the Property.  In such event,  Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;
         (c) Pursue any other remedy now or hereafter  available to Landlord  under the laws or judicial  decisions of the state in which the Property is located.
         Section  10.04.  Repayment of "Free" Rent. If this Lease  provides for a  postponement  of any monthly rental payments,  a period of "free" rent or other rent concession,  such postponed rent or "free" rent is called the "Abated
Rent".  Tenant shall be credited  with having paid all of the Abated Rent on the  expiration of the Lease Term only if
Tenant has fully,  faithfully,  and punctually performed all of Tenant's obligations hereunder,  including the payment of all rent (other than the Abated Rent) and all other monetary  obligations  and the surrender of the Property in the physical  condition required by this Lease.  Tenant  acknowledges that its right to receive credit for the Abated Rent is  absolutely  conditioned  upon Tenant's  full,  faithful and punctual  performance  of its  obligations  under this
Lease.  If Tenant  defaults and does not cure within any applicable  grace period,  the Abated Rent shall  immediately become due and  payable in full and this Lease  shall be  enforced  as if there were no such rent  abatement  or other rent  concession.  In such case,  Abated Rent shall be  calculated  based on the full initial rent payable  under this
Lease.
         Section 10.05.  Automatic  Termination.  Notwithstanding  any other term or provision hereof to the contrary, the Lease shall  terminate on the occurrence of any act which affirms the Landlord's  intention to terminate the Lease as provided in Section 10.03 hereof,  including the filing of an unlawful  detainer  action  against  Tenant.  On such termination,  Landlord's damages for default shall include all costs and fees,  including  reasonable  attorneys' fees that Landlord  incurs in connection  with the filing,  commencement,  pursuing  and/or  defending of any action in any bankruptcy  court or other  court with  respect to the Lease;  the  obtaining  of relief  from any stay in  bankruptcy restraining any action to evict Tenant;  or the pursuing of any action with respect to Landlord's  right to possession of the Property.  All such damages  suffered (apart from Base Rent and other rent payable  hereunder) shall constitute pecuniary  damages which must be  reimbursed  to Landlord  prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.
         Section  10.06.  Cumulative  Remedies.  Landlord's  exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN. PROTECTION OF LENDERS.
         Section  11.01.  Subordination.  Subject to the Landlord's  delivery to Tenant of a  commercially  reasonable non-disturbance  agreement from the holder of any ground lease, deed of trust,  mortgage or other lien encumbering the
Property,  Landlord  shall  have the  right to  subordinate  this  Lease to any such  ground  lease,  deed of trust or mortgage,  any advances made on the security  thereof and any renewals,  modifications,  consolidations,  replacements or  extensions  thereof,  whenever  made or recorded.  Tenant shall  cooperate  with  Landlord and any lender which is acquiring  a security  interest in the  Property  or the Lease.  Tenant  shall  execute  such  further  documents  and assurances as such lender may require,  provided that Tenant's  obligations under this Lease shall not be increased in any  material  way (the  performance  of  ministerial  acts shall not be deemed  material),  and  Tenant  shall not be deprived of its rights under this Lease.  Tenant's  right to quiet  possession  of the Property  during the Lease Term shall not be disturbed if Tenant pays the rent and  performs all of Tenant's  obligations  under this Lease and is not otherwise in default.  If any ground lessor,  beneficiary or mortgagee  elects to have this Lease prior to the lien of its ground lease,  deed of trust or mortgage and gives written  notice  thereof to Tenant,  this Lease shall be deemed prior to such ground lease,  deed of trust or mortgage  whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.
         Section  11.02.  Attornment.  If  Landlord's  interest in the  Property  is  acquired  by any ground  lessor, beneficiary  under a deed of trust,  mortgagee,  or  purchaser  at a  foreclosure  sale,  Tenant  shall  attorn to the transferee  or  successor  to  Landlord's  interest in the  Property and  recognize  such  transferee  or successor as
Landlord  under this  Lease.  Tenant  waives the  protection  of any statute or rule of law which gives or purports to give  Tenant  any right to  terminate  this  Lease or  surrender  possession  of the  Property  upon the  transfer  of
Landlord's interest.
         Section 11.03.  Signing of Documents.  Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such  attornment or  subordination  or agreement to do so. If Tenant fails to do so within ten (10) days after written  request,  Tenant hereby makes,  constitutes and  irrevocably  appoints  Landlord,  or any transferee  or successor of Landlord,  the  attorney-in-fact  of Tenant to execute and deliver any such  instrument or document.
         Section 11.04. Estoppel Certificates.
         (a) Upon  Landlord's  written  request,  Tenant shall execute,  acknowledge and deliver to Landlord a written statement  certifying:  (i) that none of the terms or  provisions  of this  Lease have been  changed  (or if they have been changed,  stating how they have been changed);  (ii) that this Lease has not been cancelled or terminated;  (iii)
the last date of payment of the Base Rent and other  charges and the time period  covered by such  payment;  (iv) that to  Tenant's  knowledge,  Landlord  is not in default  under this Lease (or,  if Landlord is claimed to be in default, stating why); and (v) such other  representations  or information  with respect to Tenant or the Lease as Landlord may reasonably  request or which any  prospective  purchaser  or  encumbrancer  of the Property  may  reasonably  require.
Tenant shall  deliver such  statement to Landlord  within ten (10) business days after  Landlord's  request.  Landlord may give any such statement by Tenant to any prospective  purchaser or  encumbrancer  of the Property.  Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.
         (b) If Tenant does not deliver such statement to Landlord  within such ten (10) day period,  any  prospective purchaser  or  encumbrancer  may  conclusively  presume  and rely  upon the  following  facts:  (i) that the terms and provisions of this Lease have not been changed except as otherwise  represented by Landlord;  (ii) that this Lease has not been cancelled or terminated  except as otherwise  represented  by Landlord;  (iii) that not more than one month's
Base Rent or other charges have been paid in advance;  and (iv) that  Landlord is not in default  under the Lease.  In such event, Tenant shall be estopped from denying the truth of such facts.
         Section  11.05.  Tenant's  Financial  Condition.  Within ten (10) days after written  request from  Landlord,
Tenant shall deliver to Landlord such  financial  statements as Landlord  reasonably  requires to verify the net worth of Tenant or any  assignee,  subtenant,  or guarantor  of Tenant.  In  addition,  Tenant  shall  deliver to any lender designated by Landlord any financial  statements  required by such lender to facilitate  the financing or  refinancing of the  Property.  Tenant  represents  and  warrants  to Landlord  that each such  financial  statement  is a true and accurate  statement as of the date of such statement.  All financial  statements  shall be  confidential  and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE: LEGAL COSTS
         Section  12.01.  Legal  Proceedings.  If Tenant or Landlord  shall be in breach or default  under this Lease, such party (the "Defaulting  Party") shall reimburse the other party (the  "Nondefaulting  Party") upon demand for any reasonable  costs or expenses  that the  Nondefaulting  Party incurs in  connection  with any breach or default of the
Defaulting  Party under this Lease,  whether or not suit is commenced or judgment  entered.  Such costs shall  include reasonable  legal fees and costs  incurred for the  negotiation  of a settlement,  enforcement of rights or otherwise.
Furthermore,  if any action for breach of or to enforce the  provisions of this Lease is commenced,  the court in such action  shall award to the party in whose  favor a judgment  is  entered,  a  reasonable  sum as  attorneys'  fees and costs.  The losing  party in such  action  shall pay such  attorneys'  fees and  costs.  Tenant  shall also  indemnify
Landlord  against and hold Landlord  harmless from all costs,  expenses,  demands and liability  Landlord may incur if
Landlord  becomes or is made a party to any claim or action (a)  instituted by Tenant  against any third party,  or by any third party  against  Tenant,  or by or against any person  holding any  interest  under or using the  Property by license of or  agreement  with  Tenant;  (b) for  foreclosure  of any lien for labor or material  furnished  to or for
Tenant or such other person;  (c) otherwise  arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's  interest under this Lease in a bankruptcy  proceeding,  or other proceeding  under Title 11 of the United  States  Code,  as amended.  Tenant shall  defend  Landlord  against any such claim or action at Tenant's  expense with  counsel  reasonably  acceptable  to Landlord  or, at  Landlord's  election,
Tenant shall reimburse landlord for any legal fees or costs Landlord incurs in any such claim or action.
         Section  12.02.  Landlord's  Consent.  Tenant shall pay  Landlord's  reasonable  attorneys'  fees incurred in connection  with Tenant's  request for  Landlord's  consent  under Article Nine  (Assignment  and  Subletting),  or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS
         Section 13.01.  Non-Discrimination.  Tenant promises, and it is a condition to the continuance of this Lease, that  there  will be no  discrimination  against,  or  segregation  of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing,  subleasing,  transferring,  occupancy, tenure or use of the Property or any portion thereof.
         Section 13.02. Landlord's Liability; Certain Duties.
         (a) As used in this Lease,  the term  "Landlord"  means only the current  owner or owners of the fee title to the Property or the  leasehold  estate under a ground lease of the Property at the time in question.  Each Landlord is obligated  to perform the  obligations  of  Landlord  under this Lease only  during the time such  Landlord  owns such interest or title.  Any  Landlord who  transfers  its title or interest is relieved of all  liability  with respect to the  obligations  of  Landlord  under this  Lease to be  performed  on or after the date of  transfer.  However,  each
Landlord  shall  deliver to its  transferee  all funds  that  Tenant  previously  paid if such funds have not yet been applied under the terms of this Lease.
         (b) Tenant  shall give  written  notice of any failure by Landlord  to perform any of its  obligations  under this Lease to Landlord and to any ground lessor,  mortgagee or  beneficiary  under any deed of trust  encumbering  the
Property  whose name and address have been  furnished  to Tenant in writing.  Landlord  shall not be in default  under this Lease  unless  Landlord (or such ground  lessor,  mortgagee or  beneficiary)  fails to cure such  non-performance within thirty (30) days after receipt of Tenant's notice.  However, if such  non-performance  reasonably requires more than  thirty (30) days to cure,  Landlord  shall not be in default if such cure is  commenced  within such thirty (30)
day period and thereafter diligently pursued to completion.
         (c)  Notwithstanding  any term or  provision  herein to the  contrary,  the  liability  of  Landlord  for the performance  of its duties and  obligations  under this Lease is limited to Landlord's  interest in the Property,  and neither the Landlord nor its partners,  shareholders,  officers or other principals shall have any personal  liability under this Lease.
         Section 13.03.  Severability.  A  determination  by a court of competent  jurisdiction  that any provision of this Lease or any part  thereof is illegal or  unenforceable  shall not cancel or  invalidate  the  remainder  of such provision or this Lease, which shall remain in full force and effect.
         Section  13.04.  Interpretation.  The  captions  of the  Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or  provisions of this Lease.  Whenever  required by the context of this  Lease,  the  singular  shall  include  the plural and the plural  shall  include  the  singular.  The masculine,  feminine and neuter genders shall each include the other. In any provision  relating to the conduct,  acts or  omissions  of  Tenant,  the term  "Tenant"  shall  include  Tenant's  agents,  employees,  contractors,  invitees, successors or others using the Property with Tenant's expressed or implied permission.
         Section 13.05.  Incorporation of Prior  Agreements;  Modifications.  This Lease is the only agreement between the parties  pertaining to the lease of the Property and no other  agreements  are  effective.  All amendments to this
Lease shall be in writing and signed by all parties.  Any other attempted amendment shall be void.
         Section 13.06.  Notices.  All notices required or permitted under this Lease shall be in writing and shall be personally  delivered,  sent by a nationally  recognized  overnight courier, or sent by certified mail, return receipt requested,  postage  prepaid.  Notices to Tenant shall be  delivered  to the address  specified in Section 1.03 above.
Notices to Landlord  shall be  delivered  to the  address  specified  in Section  1.02  above.  All  notices  shall be effective  upon  delivery.  Either party may change its notice  address upon  written  notice to the other party.  Any such notice shall be deemed  received on the earlier of the date of actual receipt  thereof or, in the case of notices sent by overnight  courier,  one business day after the date deposited with such service,  or in the case of certified mail,  two  business  days after the date  deposited  in the U.S.  Mail.  The time period for  responding  to any such notice  shall  begin on the date the  notice is deemed  received,  but  refusal to accept  delivery  or  inability  to accomplish  delivery  because  the party can no longer be found at the then  current  notice  address  shall be deemed receipt.  If either party  notifies the other party of an  appropriate  telefacsimile  number and/or e-mail address to be used for notice purposes,  the party receiving such information shall use reasonable  efforts to provide a courtesy copy of any future  notices to the party  providing  such  information by fax and/or  electronic  mail;  provided that receipt of notice solely by fax or electronic mail shall not be deemed to be receipt of notice hereunder.
         Section 13.07.  Waivers.  All waivers must be in writing and signed by the waiving party.  Landlord's failure to  enforce  any  provision  of this  Lease or its  acceptance  of rent  shall not be a waiver  and shall not  prevent
Landlord  from  enforcing  that  provision  or any other  provision  of this Lease in the future.  No  statement  on a payment  check from Tenant or in a letter  accompanying  a payment  check shall be binding on Landlord.  Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.
         Section  13.08.  No  Recordation.  Tenant  shall not record this Lease  without  prior  written  consent from
Landlord.  However,  either  Landlord or Tenant may require that a "Short Form"  memorandum of this Lease  executed by both parties be recorded.  The party requiring such recording shall pay all transfer taxes and recording fees.
         Section 13.09.  Binding Effect;  Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant.  However,  Landlord  shall have no  obligation  to Tenant's  successor unless the rights or interests of Tenant's  successor  are acquired in  accordance  with the terms of this Lease.  The laws of the state in which the Property is located shall govern this Lease.
         Section 13.10. Corporate Authority;  Partnership Authority.  If Tenant is a corporation,  each person signing this Lease on behalf of Tenant  represents  and warrants that he has full authority to do so and that this Lease binds the  corporation.  Within  thirty (30) days after this Lease is signed,  Tenant shall  deliver to Landlord a certified copy of a resolution  of Tenant's  Board of Directors  authorizing  the  execution of this Lease or other  evidence of such  authority  reasonably  acceptable to Landlord.  If Tenant is a  partnership,  each person or entity signing this
Lease for Tenant  represents  and warrants that he or it is a general  partner of the  partnership,  that he or it has full authority to sign for the partnership  and that this Lease binds the partnership and all general  partners of the partnership.  Tenant shall give written  notice to Landlord of any general  partner's  withdrawal or addition.  Within thirty (30) days after this Lease is signed,  Tenant shall deliver to Landlord a copy of Tenant's  recorded  statement of partnership or certificate of limited partnership.
         Section 13.11.  Joint and Several  Liability.  All parties  signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.
         Section  13.12.  Force  Majeure.  If Landlord  cannot  perform any of its  obligations  due to events  beyond
Landlord's  control,  the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events.  Events  beyond  Landlord's  control  include,  but are not limited to, acts of God, war, civil commotion, labor disputes,  strikes, fire, flood or other casualty,  shortages of labor or material,  government regulation or restriction and weather conditions.
         Section  13.13.  Execution of Lease.  This Lease may be executed in  counterparts  and, when all  counterpart documents are executed,  the counterparts shall constitute a single binding  instrument.  Landlord's  delivery of this
Lease to  Tenant  shall  not be deemed to be an offer to lease and  shall  not be  binding  upon  either  party  until executed and delivered by both parties.
         Section  13.14.  Survival.  All  representations  and  warranties  of Landlord and Tenant  shall  survive the termination of this Lease.

ARTICLE FOURTEEN: BROKERS
         Section  14.01.  Broker's  Fee.  When this Lease is signed by and  delivered  to both  Landlord  and  Tenant,
Landlord shall pay a real estate  commission to Landlord's  Broker named in Section 1.08 above, if any, as provided in the written  agreement  between Landlord and Landlord's  Broker.  If a Tenant's Broker is named in Section 1.08 above,
Landlord's  Broker  shall pay an  appropriate  portion of its  commission  to  Tenant's  Broker if so  provided in any agreement  between  Landlord's  Broker  and  Tenant's  Broker.  Nothing  contained  in this  Lease  shall  impose  any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker.
         Section 14.02.  Agency  Disclosure;  No Other Brokers.  Landlord and Tenant each warrant that they have dealt with no other real estate  broker(s) in connection with this  transaction  except:  Whitetail Real Estate  Management,
Inc., who represents Landlord.

ARTICLE FIFTEEN: COMPLIANCE
         The parties hereto agree to comply with all applicable  federal,  state and local laws,  regulations,  codes, ordinances and  administrative  orders having  jurisdiction  over the parties,  property or the subject matter of this
Agreement,  including,  but not  limited  to,  the 1964 Civil  Rights  Act and all  amendments  thereto,  the  Foreign
Investment in Real Property Tax Act, the  Comprehensive  Environmental  Response  Compensation  and Liability Act, and
The Americans With Disabilities Act.

         ADDITIONAL  PROVISIONS  MAY BE SET  FORTH IN A RIDER  ATTACHED  HERETO  OR IN THE BLANK  SPACE  BELOW.  IF NO
ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.

         Landlord  and  Tenant  have  signed  this  Lease at the place and on the dates  specified  adjacent  to their signatures below and have initialed all Riders which are attached to or incorporated by reference in this Lease.

                                                                       "LANDLORD"
Signed on _____________, 200___                                        ANDERSON-TULLY     COMPANY,    a    Mississippi
                                                                       corporation
at _________________________________
                                                                       By:              __________________
                                                                       Its:

                                                                       "TENANT"
Signed on __________________, 200__                                    CREATIVE   COMPUTERS,    INC.,   a   California
                                                                       corporation
at ________________________________
                                                                       By:
                                                                       Its:

                                                      ADDENDUM TO
                                                    LEASE AGREEMENT

1.       FIRST  RIGHT OF  REFUSAL  TO LEASE  ADJOINING  SPACE.  Provided  Tenant is not then in  default of any of the terms or covenants  of this Lease,  which  default has not been cured  during any  applicable  grace  period,  if any,
Tenant shall have a continuing  Right of First  Refusal,  on the adjoining  space or the remainder of any vacant space
(the  "Expansion  Space")  in the  Project . Tenant  shall  have three (3)  business  days after  receipt to accept or reject  any  offers to lease the  adjoining  space or any vacant  space of the  Building  received  by  Landlord  from
Landlord to Tenant of a copy of such  written  offers to lease the  Expansion  Space from bona fide arms length  third party  prospects.  If Tenant does not timely deliver to Landlord  Tenant's written notice to exercise during the three
(3) day period,  then  Tenant's  First Right of Refusal  shall be of no further  force or effect as it relates to said offer,  and Landlord may enter into  negotiations  with any person or entity and/or  negotiate with, and consummate an agreement  to lease the  adjoining  space to,  any  person or entity  provided  that the  material  terms of any lease resulting  from such  negotiations  shall be  similar  to the terms in the offer  presented  to  Tenant.  The rent due under such lease shall be deemed  similar if it is at least 95% of the rental  presented  in the offer made to Tenant.
However,  if Landlord enters into a lease  transaction for the Expansion Space with a third party, then Tenant's First
Right of Refusal  shall once again be in full force and effect upon the  expiration or  termination  of said lease for the  Expansion  Space.  Any further  written  offers  received by Landlord  from a third party during the Term of this
Lease shall be  subjected to the same terms and  conditions  contained  herein.  The parties  acknowledge  that in the event Tenant leases the Expansion space, the rental rates for the Property  and the Expansion Space may be different.

2.       RENEWAL OPTIONS.

         A.       GRANT OF OPTION.  Provided no Event of Default has  occurred  which  remains  uncured as of the date
Tenant would  otherwise  have the right to elect to exercise any of the renewal  options set forth herein,  and Tenant is occupying  the  Premises at the time of such  election,  Tenant may renew this Lease for 2 additional  periods of 3 years on the same terms and  conditions as provided in this Lease (except as set forth below),  by delivering  written notice of the  exercise  thereof to Landlord not later than one hundred  twenty days (120) days before the  expiration of the Term (the  "Renewal  Notice  Deadline").  On or before ninety (90) days prior to the  commencement  date of the extended Term,  Landlord and Tenant shall execute an amendment to this Lease  extending the Term on the same terms and conditions as provided in this Lease, except as follows:

                  (1)      The Base Rent  payable  during the  extended  Term shall be at the then  prevailing  market rental rate, at the commencement of such extended Term, for space of equivalent  quality,  size,  utility and location in the  southeast  Shelby County area,  taking into account all relevant  factors  including,  but not limited to, any tenant  improvement  allowance  which is then being  offered  by  landlords  in such  market  area,  the length of the extended Term, and the credit standing of Tenant "Market Rate"), determined in accordance with paragraph (B) below.

                  (2)      Tenant  shall have no further  renewal  options  unless  expressly  granted by  Landlord in writing; and

                  (3)      Landlord  shall lease to Tenant for such extended  term the Premises in their  then-current condition.

                                                                                                                    31

         B.       DETERMINATION OF MARKET RENT. Upon  notification  from Tenant of the exercise of its renewal option,
Landlord  shall within ten (10) days  thereafter  notify Tenant in writing of the proposed  Market Rate  applicable to the renewal term; Tenant shall within then (10) business days following  receipt of such notice from Landlord,  notify
Landlord in writing of the  acceptance  or  rejection  of the  proposed  Market  Rate.  If Tenant  fails to respond to
Landlord's  designation  of Market Rate  within  said ten (10)  business-day  period,  Tenant  shall be deemed to have accepted  Landlord's  designation  of Market Rate for all  purposes.  In the event of rejection by Tenant,  the Market
Rate for the renewal term shall be determined as follows:

                  (1)      If Tenant  exercised its first option to extend the Term, the Base Rent per square foot per annum for the  Property  for the  first  three  year  extension  term  (the  "First  Extension  Term")  shall be $2.68 multiplied by a fraction,  the numerator of which shall be the CPI (as  hereinafter  defined) most recently  published prior to the  commencement  of the First  Extension  Term and the  denominator  of which shall be the CPI on the Lease
Commencement  Date.  Notwithstanding  the foregoing,  the annual Base Rent for the First Extension Term shall increase by no more than fifteen  percent  (15%) over the an amount of $2.68  multiplied  by the total number of square feet in the Property.  In making such  calculations,  no effect shall be given to existing rent concessions or abatements,  if any. For purposes of this section,  "CPI" shall mean the Consumer Price Index for this market,  not national  average, published by the Bureau of Labor  Statistics of the United States  Department of Labor,  U.S. City Average,  All Items
and Major Group Figures for Urban Wage Earners and Clerical Workers (1982-84=100).

                  (2)      If Tenant  exercised  its second  option to extend the Term,  the Base Rent per square foot per annum for the Property for the second three year extension term (the "Second  Extension  Term") shall be increased at the beginning of said term by multiplying  the annual Base Rent during the  immediately  preceding  lease year by a fraction,  the  numerator of which shall be the CPI (as  hereinafter  defined) most  recently  published  prior to the commencement  of the  Second  Extension  Term and the  denominator  of which  shall be the CPI on the first day of the
First  Extension  Term.  Notwithstanding  the  foregoing,  the annual  Base Rent for the Second  Extension  Term shall increase  by no more than  fifteen  percent  (15%) over the annual Base Rent during the  immediately  preceding  lease year. In making such  calculations,  no effect shall be given to existing rent concessions or abatements,  if any. For purposes of this section,  "CPI" shall mean the Consumer  Price Index  published by the Bureau of Labor  Statistics of the United  States  Department of Labor,  U.S. City Average,  All Items and Major Group Figures for Urban Wage Earners
and Clerical Workers (1982-84=100).

                  (3)      Except for the Base Rent,  which shall be  determined  as set forth  above,  leasing of the
Property  by Tenant for the  applicable  extended  term shall be subject to all of the same terms and  conditions  set forth in this Lease,  including  Tenant's  obligation  to pay  Additional  Rent as  provided in this Lease;  provided, however, that any improvement  allowances,  rent abatements or other concessions applicable to the Property during the initial Term shall not be applicable during any such extended term.

                                                      Exhibit A
                                                [Property Description]